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                                                                    Exhibit 21.1


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
NAME OF SUBSIDIARY                                 PLACE OF INCORPORATION
------------------                                 ----------------------
Details Nigeria Limited                            Nigeria
Hellenic Interactive Services S.A.                 Greece
IGN Sportsbook (Pty) Limited                       South Africa
Intervision (Services) BV.                         The Netherlands
Intervision (Services) Holdings BV.                The Netherlands
Investment Facility Company 649 (Pty) Ltd          South Africa
Irdeto Access BV.                                  The Netherlands
Lesotho Broadcasting (Pty) Limited                 Lesotho
MIH (Thailand) Holdings BV.                        The Netherlands
MIH (UBC) Holdings BV.                             The Netherlands
MIH China Limited                                  Hong Kong
MIH Far East Holdings BV.                          The Netherlands
MIH Finance S.A.                                   Luxembourg
MIH Holdings S.A.                                  Luxembourg
MIH Intelprop Holdings Ltd                         Mauritius
MIH Investments S.A.                               Luxembourg
Mindport BV.                                       The Netherlands
MultiChoice Africa (Pty) Limited                   South Africa
MultiChoice Africa Limited                         British Virgin Islands
MultiChoice Botswana (Pty) Limited                 Botswana
MultiChoice Ghana (Pty) Limited                    Ghana
MultiChoice Hellas S.A.                            Greece
MultiChoice Investments (Pty) Limited              South Africa
MultiChoice Kenya Holdings Limited                 British Virgin Islands
MultiChoice Kenya Limited                          Kenya
MultiChoice Lesotho (Pty) Limited                  Maseru, Lesotho
MultiChoice Middle East Holdings Inc.              British Virgin Islands
MultiChoice Middle East Inc.                       British Virgin Islands
MultiChoice Middle East SMS Limited                Mauritius
MultiChoice Namibia (Pty) Limited                  Namibia
MultiChoice Nigeria Limited                        Nigeria
MultiChoice Rentals (Pty) Limited                  South Africa
MultiChoice Supplies (Pty) Limited                 South Africa
MultiChoice Tanzania Limited                       Tanzania
MultiChoice Transkei (Pty) Limited                 South Africa
MultiChoice Uganda Limited                         Kampala
MultiChoice Zambia Holdings Limited                British Virgin Islands
MultiChoice Zambia Limited                         Zambia
MultiMedia Highway (Pty) Limited                   South Africa
M-Web (Thailand) Limited                           British Virgin Islands
M-Web Africa Limited                               British Virgin Islands
M-Web China (BVI) Ltd                              British Virgin Islands
M-Web China (Mauritius) Ltd                        Mauritius
M-Web Indonesia (BVI) Limited                      British Virgin Islands
M-Web Indonesia (Mauritius) Limited                Mauritius
MWeb Intelprop Holdings Ltd                        Mauritius
M-Web Namibia (Pty) Limited                        Namibia
MWeb Thailand Holdings BV.                         The Netherlands
Myriad Development BV.                             The Netherlands
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                                                                               2


Myriad Holdings Africa BV.                            The Netherlands
Myriad International Holdings Asia BV.                The Netherlands
Myriad International Holdings BV.                     The Netherlands
Myriad International Programming Services BV.         The Netherlands
Myriad Services Limited                               British Virgin Islands
NetMed B.V.                                           The Netherlands
Netmed Hellas S.A.                                    Greece
OTV Holdings Limited                                  British Virgin Islands
OpenTV Corp.                                          British Virgin Islands
OpenTV, Inc.                                          Delaware
Paltech Limited (BVI)                                 British Virgin Islands
Powerchip Limited (BVI)                               British Virgin Islands
Samart Holdings BV.                                   The Netherlands
SWL Lisenz-Verwaltungs GmbH                           Austria
Syned S.A.                                            Greece
United Broadcasting Corporation Public Company Ltd    Thailand
Villiers Securities Limited                           Mauritius
Wisdom Online (BVI) Ltd                               British Virgin Islands
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